UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

TEN Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42515	99-1291725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1170 Wheeler Way Langhorne, PA	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1.800.909.9598

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XHLD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2026, TEN Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) reporting, among other things, the appointment of Mr. Virgilio Torres, the Company’s then Chief Financial Officer, as the Company’s Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Board”) effective May 8, 2026. The Company is filing this Amendment No. 1 on Form 8-K (this “Amendment No. 1”) in accordance with Instruction 2 to Item 5.02 of Form 8-K to provide additional information regarding material changes to Mr. Torres’ compensation that had not been determined at the time of the Original Filing. This Amendment No. 1 supplements the Original Filing and should be read in conjunction with the Original Filing.

In connection with Mr. Torres’ appointment as Chief Executive Officer of the Company, the Compensation Committee of the Board (the “Committee”) approved an increase to Mr. Torres’ annual base salary from $265,000 to $400,000, effective June 30, 2026, as well as a one-time cash bonus of $200,000, which is expected to be paid in 2027 in accordance with the Company’s past practices on payment of bonuses. The Committee also approved a one-time grant of an option to purchase 120,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), with an exercise price of $1.89 per share of Common Stock and a cash-settled performance award of $200,000, subject to the achievement of certain performance objectives as set forth in the performance incentive bonus agreement attached as Exhibit 10.1 hereto.

Except as expressly stated herein, this Amendment No. 1 does not amend or update any other information contained in the Original Filing, which remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
10.1†	Performance Incentive Bonus Agreement, dated July 15, 2026, between Mr. Virgilio Torres and the Company
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEN HOLDINGS, INC.

Date: July 16, 2026	By:	/s/ Virgilio Torres
Virgilio Torres
Chief Executive Officer and Chief Financial Officer